EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 12, 2002 included (or incorporated by reference) in International Paper Company's Annual Report on Form 10-K for the year ended December 31, 2001 and to all references to our Firm included in this Registration Statement.



                                                   /s/ Arthur Andersen LLP
                                                   -----------------------------
                                                       ARTHUR ANDERSEN LLP


New York, New York
April 2, 2002